1
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
COMCAST CORP.
COMCAST CORP.
COMCAST CORP.
Underwriters
BofA, Barclays, DBSI
JP Morgan, Merrill, Morgan Stanley, ABN, BofA, Banc One, Bk of
NY,
Barclays, BNP Paribas, DBSI, Dresdner, Fleet, Goldman, RBC,
Salomon, Scotia
JP Morgan, Merrill, Morgan Stanley, BofA, Salomon, ABN, Banc One, Barclays, BNP Paribas, BNY Capital Mkts, DBSI, Desdner, Fleet, Goldman, RBC, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
CMCSA 5.3%, 1/15/2014
CMCSA 7.05%, 3/15/2033
CMCSA 5.85%, 1/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2003
3/12/2003
1/7/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
1,000,000,000
 $
750,000,000
 $
600,000,000
Total
 $
1,000,000,000
 $
750,000,000
 $
600,000,000
Public offering price
 $
99.83
 $
99.52
 $
99.86
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.65%
0.88%
0.63%
















Rating
Baa3/BBB
Baa3/BBB
Baa3/BBB
Current yield
5.31%
7.08%
5.86%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,600,000.00
 $              1,597,312.00
0.16%
4.64%
2.59%
6/4/2003
SVS I Balanced Fund
Boston
 $                 320,000.00
 $                 319,462.00
0.03%
4.64%
2.75%
6/4/2003
SVS I Bond Portfolio
Boston
 $              1,535,000.00
 $              1,532,421.00
0.15%
5.03%
1.15%
6/5/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              1,180,000.00
 $              1,178,018.00
0.12%
4.64%
1.25%
6/4/2003
SVS II Total Return Portfolio
Chicago
 $                 990,000.00
 $                 988,337.00
0.10%
4.64%
2.64%
6/4/2003
Total

 $              5,625,000.00
 $              5,615,550.00
0.56%




2
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
John Deere Capital Corp.
MAYTAG CORP.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley,
BNP,
CSFB, SoGen, CIBC
Bofa, CSFB, DBSI
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.25%  7/15/2023
DE 5.1%, 1/15/2013
myg 5%, 5/15/2015
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Salomon
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
1/7/2003
5/9/2003
Total dollar amount of offering sold to QIBs
$-
$-
$-
Total dollar amount of any concurrent public offering
$1,250,000,000
$650,000,000
$200,000,000
Total
$1,250,000,000
$650,000,000
$200,000,000
Public offering price
$99.20
$99.84
$99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.45%
0.63%
















Rating
Baa1/BBB
A3/A-
Baa2/BBB
Current yield
8.32%
5.11%
5.03%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                        765,000.00
 $                 758,895.00
0.06%
0.83%
0.14%
6/30/2003
Scudder Balanced Fund
Boston
 $                        585,000.00
 $                 580,320.00
0.05%
0.83%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                           90,000.00
 $                    89,282.00
0.01%
0.83%
-0.48%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                        138,000.00
 $              1,368,988.00
0.11%
0.83%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                        860,000.00
 $                 853,137.00
0.07%
0.83%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                        490,000.00
 $                 486,090.00
0.04%
0.83%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                        140,000.00
 $                 138,883.00
0.01%
0.83%
0.10%
6/30/2003
Total

 $                     3,068,000.00
 $              4,275,595.00
0.34%




3
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
BOEING CO.
WEYERHAUSER CO.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley,
BNP,
CSFB, SoGen, CIBC
CSFB, DBSI, JP Morgan
JP Mortan, Morgan Stanley, BofA, CIBC, DBSI, PNC, RBC, Salomon,
Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.375%  7/15/2033
BA 6.125%, 2/15/2033
WY 6.875% 12/15/2033
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/6/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
400,000,000
 $
275,000,000
Total
 $
3,000,000,000
 $
400,000,000
 $
275,000,000
Public offering price
 $
98.62
 $
98.14
 $
99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.88%
0.88%
















Rating
Baa1/BBB
A2/A+
Baa2/BBB
Current yield
8.49%
6.24%
6.89%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,460,000.00
 $              1,439,896.00
0.05%
-0.43%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                 240,000.00
 $                 236,695.00
0.01%
-0.43%
-0.48%
6/30/2003
SVS I Bond Portfolio
Boston
 $              1,795,000.00
 $              1,770,283.00
0.06%
-0.43%
0.14%
6/30/2003
Chicago Funds







SVS II Total Return Fund
Chicago
 $              1,105,000.00
 $              1,089,784.00
0.04%
-0.43%
-0.51%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $              2,015,000.00
 $              1,987,253.00
0.07%
-0.43%
0.08%
6/30/2003
SVS II High Income Fund
Chicago
 $                 450,000.00
 $                 443,804.00
0.02%
-0.43%
0.00%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
0.10%
6/30/2003
Total

 $              7,115,000.00
 $              7,017,027.00
0.24%




4
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SLM CORP.
WELLS FARGO & CO.
GOLDMAN SACHS GROUP INC.
Underwriters
JP Morgan, Morgan Stanley, DBSI
Bear Stearns, CSFB, Banc One, Goldman, Morgan Stanley, Wells
Fargo
Goldman, DBSI, Bk of Toyko, BNP Paribas, JP Morgan, ING, Edward
Jones
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SLMA 5%, 4/15/2015
WFC 5%,1/15/2014
GS 5.5%, 11/15/2014
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2003
11/6/2002
11/7/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Total
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Public offering price
 $
99.35
 $
99.05
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.48%
0.48%
0.48%
















Rating
A2/A
A
Aa3/A+
Current yield
5.03%
5.05%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Balanced Fund
Boston
 $              1,840,000.00
 $              1,828,040.00
0.46%
2.15%
2.51%
5/1/2003
SVS I Balanced Fund
Boston
 $                 375,000.00
 $                 372,563.00
0.09%
2.15%
2.64%
5/1/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              2,480,000.00
 $              2,463,880.00
0.62%
0.48%
0.34%
4/15/2003
Total

 $              4,695,000.00
 $              4,664,483.00
1.17%




5
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SLM CORP.
WELLS FARGO & CO.
GOLDMAN SACHS GROUP INC.
Underwriters
JP Morgan, Morgan Stanley, DBSI
Bear Stearns, CSFB, Banc One, Goldman, Morgan Stanley, Wells
Fargo
Goldman, DBSI, Bk of Toyko, BNP Paribas, JP Morgan, ING, Edward
Jones
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SLMA 5%, 4/15/2015
WFC 5%,1/15/2014
GS 5.5%, 11/15/2014
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2003
11/6/2002
11/7/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Total
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Public offering price
 $
99.35
 $
99.05
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.48%
0.48%
0.48%
















Rating
A2/A
A
Aa3/A+
Current yield
5.03%
5.05%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Balanced Fund
Boston
 $              1,840,000.00
 $              1,828,040.00
0.46%
2.15%
2.51%
5/1/2003
SVS I Balanced Fund
Boston
 $                 375,000.00
 $                 372,563.00
0.09%
2.15%
2.64%
5/1/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              2,480,000.00
 $              2,463,880.00
0.62%
0.48%
0.34%
4/15/2003
Total

 $              4,695,000.00
 $              4,664,483.00
1.17%




6
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
UNITED OVERSEAS BANK LTD
NORDIC INVESTMENT BANK
BEAR STEARNS CO INC.
Underwriters
DBSI, Merrill
BNP, HSBC, Morgan Stanley
Bear Stearns, BofA, Banc One, BNY, JPM, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
UOBSP 4.5%, 7/2/2013
NIB 3.125%, 4/24/2008
BSC 3%, 3/30/2006
Is the affiliate a manager or co-manager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/23/2003
4/15/2003
2/11/2003
Total dollar amount of offering sold to QIBs
 $
1,000,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
1,000,000,000
 $
650,000,000
Total
 $
1,000,000,000
 $
1,000,000,000
 $
650,000,000
Public offering price
 $
99.96
 $
99.96
 $
99.95
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.25%
0.10%
0.25%
















Rating
Aa3/A-
Aaa/AAA
A2/*+/A
Current yield
4.50%
3.13%
3.00%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,885,000.00
 $              1,884,246.00
0.19%
-0.54%
-0.57%
6/30/2003
Total

 $              1,885,000.00
 $              1,884,246.00
0.19%




7
Name of Fund
Scudder Balanced Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
20030naa9

25468pcb0

828807an7






Issuer
COMCAST CORP

WALT DISNEY COMPANY

SIMON PROPERTY GROUP LP
Underwriters
JP Morgan,Merrill,Morgan
Stanley,Bofa,Salomon,ABN,Banc
One,Barclays,BNP,BNY Capital
Mkrts,DBSI,Desdner,Fleet,Goldman,RBC,Scotia

Goldman, Salomon,Lehman,Wells Fargo

Bofa, Merrill, DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 5.85%,1/15/2010

DIS 5.875%,12/15/2017

SPG 6.35%,8/28/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/7/2003

12/16/2002

8/15/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                          350,000,000
Total dollar amount of
any concurrent public
offering
 $                          600,000,000

 $                          300,000,000

 $                                          -
Total
 $                          600,000,000

 $                          300,000,000

 $                          350,000,000






Public offering price
                                        99.86

                                        99.12

                                        99.85
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.625

0.625

0.65%












Rating
Baa3/BBB

Baa1/BBB+

Baa1/BBB
Current yield
5.86%

5.93%

6.36%






Total par value purchased
                                    625,000

 n/a

 n/a
$ amount of purchase
                                    624,138

 n/a

 n/a






% of offering purchased
by fund
0.10%

 n/a

n/a
% of offering purchased
by associated funds
0.84%

 n/a

n/a
Total
0.94%

 n/a

n/a

8
Name of Fund
Scudder Balanced Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
20030nad3

85375cal5

53117cag7






Issuer
COMCAST CORP

STANDARD PACIFIC CORP

LIBERTY PROPERTY TRUST
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,RBC,Salomon,Scotia

Salomon,Banc One,Comerica,Fleet,PNC

CSFB,UBS,Lehman,Banc
One,Goldman,JPMorgan,Salomon,
Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 5.5%,3/15/2011

SPF 7.75%,3/15/2013

LRY 6.375%,8/15/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

8/19/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $                          125,000,000

 $                          235,000,000
Total
 $                          750,000,000

 $                          125,000,000

 $                          235,000,000






Public offering price
                                        99.55

                                        99.14

                                        99.56
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.6375

1

0.65












Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
5.52%

7.82%

6.40%






Total par value purchased
                                    555,000

 n/a

n/a
$ amount of purchase
                                    552,519

 n/a

n/a






% of offering purchased
by fund
0.07%

 n/a

n/a
% of offering purchased
by associated funds
0.15%

 n/a

n/a
Total
0.22%

 n/a

n/a

9
Name of Fund
Scudder Balanced Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
20030nac5

85375cal5

962166bt0






Issuer
COMCAST CORP

STANDARD PACIFIC CORP

WEYERHAEUSER CO
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,RBC,Salomon,Scotia

Salomon,Banc One,Comerica,Fleet,PNC

JPMorgan,Morgan Stanley, Bofa,
CIBC,DBSI,PNC,RBC,Salomon,Scotia,TD
Securities,Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 7.05%,3/15/2033

SPF 7.75%,3/15/2013

WY 6.875%,12/15/2033
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Merrill

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

12/12/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000
Total
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000






Public offering price
                                        99.52

                                        99.14

                                        99.77
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.875

1

0.875












Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
7.08%

7.82%

6.89%






Total par value purchased
                                    730,000

 n/a

n/a
$ amount of purchase
                                    726,481

 n/a

n/a






% of offering purchased
by fund
0.10%

 n/a

n/a
% of offering purchased
by associated funds
1.06%

 n/a

n/a
Total
1.16%

 n/a

n/a